Exhibit 10.2

PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of October 26, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between JPMORGAN CHASE BANK, N.A., as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Collateral Agent for the Second Lien Secured Parties (as defined therein).

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04 (b) (and in furtherance of Section 4.04(e)) of the Intercreditor Agreement in connection with the designation by the Company of the debt for which the undersigned is acting as representative as Additional Second Lien Obligations which debt is entitled to the rights and obligations of being Additional Second Lien Obligations under the Intercreditor Agreement.

1. Joinder. The undersigned, Wilmington Trust, National Association (the “New Representative”), as collateral agent under the Term Loan Credit Agreement, dated as of October 19, 2015, among the Company, the Grantors party thereto from time to time, the Lenders (as defined therein) party thereto from time to time, the Second Lien Collateral Agent and the New Representative, as administrative agent, hereby:

(a) represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the Additional Second Lien Secured Parties under the Additional Second Lien Debt Facility as Second Lien Representative under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b) agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Facsimile: (612) 217-5651

Attention: Meghan McCauley

2. Priority Confirmation.

The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second Lien Representative hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and in connection with the designation by the Company of such Obligations as Second Lien Debt under the Intercreditor Agreement, that:

(a) all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by the Company or any other Grantor to secure any Obligations in respect of such Series of Second Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Second Lien Debt, and that all such Second Liens will be enforceable by the Second Lien Collateral Agent with respect to such Series of Second Lien Debt for the benefit of all Second Lien Secured Parties equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second Lien Representative are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

(c) the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second Lien Representative appoints the Second Lien Collateral Agent and consents to the terms of the Intercreditor Agreement and the performance by the Second Lien Collateral Agent of, and directs the Second Lien Collateral Agent to perform, its obligations under the Intercreditor Agreement and the Second Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto.

3. Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4. Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5. Expenses. The Company agrees to reimburse each Secured Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of October 26, 2015.

New Representative:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:	/s/ Meghan H. McCauley
	Name:	Meghan H. McCauley
	Title:	Assistant Vice President

[EXCO Resources, Inc. - Priority Confirmation Joinder]

The Second Lien Collateral Agent hereby acknowledges receipt of this Priority Confirmation Joinder and agrees to act as Second Lien Collateral Agent for the New Representative and the holders of the Obligations represented thereby:

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Second Lien Collateral Agent

By:	/s/ Meghan H. McCauley
	Name:	Meghan H. McCauley
	Title:	Assistant Vice President

[EXCO Resources, Inc. - Priority Confirmation Joinder]

The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder:

JPMORGAN CHASE BANK, N.A. as Priority Lien Agent

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

[EXCO Resources, Inc. - Priority Confirmation Joinder]

Acknowledged and Agreed to by:

EXCO RESOURCES, INC., as Borrower

By:	/s/ William L. Boeing
	Name:	William L. Boeing
	Title:	Vice President, General Counsel and Secretary

[EXCO Resources, Inc. - Priority Confirmation Joinder]